POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents an each of them shall do or cause to be done by virtue hereof. Any one of said attorney or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           ROBERT D. BEYER
                                           -------------------------------------
                                           Robert D. Beyer

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorney or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           VIVIAN A. BULL
                                           -------------------------------------
                                           Vivian A. Bull

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           RONALD W. BURKLE
                                           -------------------------------------
                                           Ronald W. Burkle

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorney or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           JAMES J. CURRAN
                                           -------------------------------------
                                           James J. Curran

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents a each of them shall do or cause to be done by virtue hereof. Any one of said attorney or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           A. M. GLEASON
                                           -------------------------------------
                                           A. M. Gleason

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents an each of them shall do or cause to be done by virtue hereof. Any one of said attorney or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           CARLTON J. JENKINS
                                           -------------------------------------
                                           Carlton J. Jenkins

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           BRUCE KARATZ
                                           -------------------------------------
                                           Bruce Karatz

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           JOHN G. KING
                                           -------------------------------------
                                           John G. King

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           ROGER S. MEIER
                                           -------------------------------------
                                           Roger S. Meier

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any an all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents an each of them shall do or cause to be done by virtue hereof. Any one of said attorney or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           ROBERT G. MILLER
                                           -------------------------------------
                                           Robert G. Miller

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           STEVEN R. ROGEL
                                           -------------------------------------
                                           Steven R. Rogel

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           STUART M. SLOAN
                                           -------------------------------------
                                           Stuart M. Sloan

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           JEFFREY P. SMITH
                                           -------------------------------------
                                           Jeffrey P. Smith

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           BERTRAM R. ZWEIG
                                           -------------------------------------
                                           Bertram R. Zweig

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, a director and/or officer of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, true and lawful attorney and agent, to do any and all acts and things and execute in his name as a director or officer of the Company the Annual Report on Form 10-K for the year ended January 31, 1998 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of April, 1998.



                                           MARC H. RAPAPORT
                                           -------------------------------------
                                           Marc H. Rapaport